UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2026

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 27, 2026, the following matters were submitted to a vote of security holders with the indicated number of votes being cast for, against or withheld, and with the indicated number of abstentions and broker non-votes:

1.To elect ten members of the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

	Number of Votes
	For	Withheld	Non-Vote
Nicolas C. Anderson	10,405,859	784,544	1,932,287
Russell A. Colombo	7,509,925	3,680,478	1,932,287
Charles D. Fite	10,810,421	379,982	1,932,287
Cigdem F. Gencer	10,818,514	371,888	1,932,287
James C. Hale	10,912,128	278,274	1,932,287
Kevin R. Kennedy	10,974,404	215,998	1,932,287
Timothy D. Myers	10,691,557	498,846	1,932,287
Joel Sklar, MD	10,985,406	204,997	1,932,287
Brian M. Sobel	10,859,501	330,902	1,932,287
Secil T. Watson	10,256,810	933,593	1,932,287

2. To vote, on an advisory basis, to approve executive compensation for Named Executive Officers.

For	Against	Abstain	Non-Vote

10,370,963	339,574	479,866	1,932,287

3. To ratify the selection of Baker Tilly US, independent auditor, to perform audit services for the year 2026.

For	Against	Abstain	Non-Vote

12,980,394	80,959	61,336	0

Section 8 - Other Events

Item 8.01     Other Events

Effective May 27, 2026, the Board of Directors approved the composition of certain Committees of the Board as follows:

Compensation Committee

Joel Sklar, MD (Chair)
Nicolas C. Anderson
Charles D. Fite
Cigdem F. Gencer
Kevin R. Kennedy

Audit Committee

Nicolas C. Anderson (Chair)
Cigdem F. Gencer
James C. Hale
Brian M. Sobel
Secil T. Watson

Nominating and Governance Committee

Secil T. Watson (Chair)
Nicolas C. Anderson
Charles D. Fite
James C. Hale
Joel Sklar, MD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 1, 2026	BANK OF MARIN BANCORP
		By:	/s/ David Bonaccorso
David Bonaccorso
Executive Vice President
and Chief Financial Officer